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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of Brightpoint, Inc.'s (the "Company") Annual Report on Form 10-K/A for the period ending December 31, 2004 (the "Report"), I, Lisa M. Kelley, Senior Vice President, Corporate Controller, Chief Accounting Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Lisa M. Kelley
                                    --------------------------------------------
                                    Lisa M. Kelley
                                    Senior Vice President, Corporate Controller,
                                    Chief Accounting Officer and acting Chief
                                    Financial Officer

Date: May 9, 2005